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Exhibit 99.1

        LETTER OF TRANSMITTAL

AIR LEASE CORPORATION

OFFER TO EXCHANGE
$500,000,000 of 4.500% Senior Notes due 2016
that have been registered under the Securities Act of 1933, as amended, for any and all outstanding 4.500% Senior Notes due 2016

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2013, UNLESS EXTENDED (SUCH DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent is:

Deutsche Bank Trust Company Americas

By Mail, Hand or Overnight Delivery:

DB Services Americas, Inc.
US CTAS Operations
5022 Gate Parkway, Suite 200
Jacksonville, FL 32256

By Facsimile:	For Information or Confirmation by Telephone:
(615) 866-3889	(800) 735-7777, Option #1

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

        The instructions in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        By execution of this Letter of Transmittal, the undersigned acknowledges receipt of the prospectus dated                                        , 2012 (the "Prospectus") of Air Lease Corporation, a Delaware corporation (the "Company" or "ALC"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $500,000,000 aggregate principal amount of its outstanding 4.500% Senior Notes due 2016 (the "Old Notes") for the same principal amount of 4.500% Senior Notes due 2016 (the "New Notes" and, together with the Old Notes, the "Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal. The Exchange Offer is being made pursuant to the registration rights agreements that the Company entered into with the initial purchasers of the Old Notes. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        This Letter of Transmittal is to be used to tender Old Notes:

  •
  if certificates representing tendered Old Notes are to be forwarded herewith; or

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  if a tender is made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), through DTC's Automated Tender Offer Program ("ATOP"), pursuant to the procedures set forth in "The Exchange Offer—Book-entry transfers" in the Prospectus, unless an Agent's Message (as defined below) is transmitted in lieu thereof.

        The term "Agent's Message" means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Old Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

        Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. In order for any holder of Old Notes to tender in the Exchange Offer all or any portion of such holder's Old Notes, the Exchange Agent must receive, at or prior to 5:00 p.m., New York City time, on the Expiration Date, this Letter of Transmittal or an Agent's Message, the certificates for all physically tendered Old Notes or a confirmation of the book-entry transfer of the Old Notes being tendered into the Exchange Agent's account at DTC, and all documents required by this Letter of Transmittal, or a Notice of Guaranteed Delivery.

        Any participant in DTC's system whose name appears on a security position listing as the registered owner of Old Notes and who wishes to make book-entry delivery of Old Notes to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Old Notes:

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  DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Old Notes to the Exchange Agent's account at DTC;

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  DTC will send to the Exchange Agent for its acceptance an Agent's Message forming part of such book-entry transfer; and

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  transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

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  complete the applicable box(es) entitled, "Description of Old Notes Tendered";

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  if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions, and special delivery instructions;

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  complete the box entitled "Sign Here to Tender Your Old Notes in the Exchange Offer"; and

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  complete the Substitute Form W-9 included in this Letter of Transmittal or the applicable Internal Revenue Service ("IRS") Form W-8, which may be obtained from the Exchange Agent.

        If a holder of Old Notes desires to tender his, her, or its Old Notes for exchange and, prior to 5:00 p.m., New York City time, on the Expiration Date, (1) such holder's Old Notes are not immediately available, (2) such holder cannot deliver to the Exchange Agent his, her, or its Old Notes, this Letter of Transmittal, and all other documents required hereby, or (3) such holder cannot complete the procedures for book-entry transfer, then such holder must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Guaranteed delivery procedures." See Instruction 2.

        The Exchange Offer may be extended, terminated, or amended as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                                , 2013, unless extended by the Company.

        Persons who are beneficial owners of Old Notes but are not registered holders and who desire to tender Old Notes should contact the registered holder of such Old Notes and instruct such registered holder to tender on such beneficial owner's behalf.

 PLEASE COMPLETE THE FOLLOWING:

        The undersigned hereby tenders for exchange the Old Notes described in the box entitled "Description of Old Notes Tendered" below pursuant to the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED

4.500% SENIOR NOTES DUE 2016 CUSIP NO. 00912XAG9 and U02049AC5

(1) Name and Address of Each Registered Holder (Please fill in, if blank)	(2) Certificate Number(s) of Old Notes(A)	(3) Principal Amount Tendered for Exchange(B)

$

(A)	Need not be completed if Old Notes are being delivered by book-entry transfer.
(B)
The minimum permitted tender is $2,000 in principal amount of Old Notes and integral multiples of $1,000 in excess thereof. If this column is left blank, it will be assumed that the holder is tendering all of such holder's Old Notes.

☐
CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

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CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

  By crediting Old Notes to the Exchange Agent's account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

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CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

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CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

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CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered herewith, the undersigned sells, assigns, and transfers to the Company all right, title, and interest in and to all such Old Notes tendered for exchange hereby.

        The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

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  deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

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  present and deliver such Old Notes for transfer on the books of the Company; and

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  receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign, and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment, and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC.

        The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor constitutes performance in full by the Company of its corresponding obligations under the applicable registration rights agreement that was incorporated by reference as an exhibit to the registration statement of which the Prospectus is a part.

        The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold, and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or that tenders Old Notes for the purpose of participating in a distribution of the New Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business, and such holders have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the staff of the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that, if the interpretation of the Company of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales, or transfers by the undersigned of the New Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

        The undersigned represents and warrants that:

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  such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act;

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  the New Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder's business;

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  neither such holder nor, to the actual knowledge of such holder, any other person receiving New Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such New Notes;

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  if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the New Notes; and

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  if such holder is a broker-dealer, the Old Notes being tendered for exchange were acquired for its own account as a result of market-making activities or other trading activities (and not directly from the Company), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the New Notes, the undersigned will not be deemed to admit that the undersigned is an "underwriter" within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any New Notes.

        Any holder of Old Notes who is an "affiliate" of the Company who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the New Notes:

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  may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

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  must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder is binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

        Old Notes properly tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, in accordance with the terms of the Prospectus and this Letter of Transmittal.

        The Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer—Conditions to the exchange offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Notes for exchange.

        The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

        Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Old Notes not tendered or not accepted for exchange and certificates representing New Notes issued in exchange for Old Notes in the name of each holder appearing under "Description of Old Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing New Notes issued in exchange for Old Notes to the address of each holder appearing under "Description of Old Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, each person or address so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Old Notes, please credit the account of the undersigned maintained at DTC appearing under the table "Description of Old Notes Tendered" with any Old Notes not accepted for exchange or any New Notes issued in exchange for Old Notes. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

              To be completed ONLY if (i) certificates for New Notes issued for Old Notes, or certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issued to:

Name:	(Please Print)
Address:

(Including Zip Code)
(Taxpayer Identification Number or Social Security Number)
Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:
(DTC Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

              To be completed ONLY if the certificates for New Notes issued for Old Notes, certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail to:

Name:	(Please Print)
Address:

(Including Zip Code)
(Taxpayer Identification Number or Social Security Number)

  SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

              Must be signed by each registered holder of Old Notes exactly as such holder's name appears on certificate(s) representing the Old Notes or on a security position listing as the owner of Old Notes on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 6.

X
X	Signature(s) of each holder of Old Notes

Dated:

Name(s):	(Please Print)

Capacity (full title)

Address:	(Including Zip Code)

Area Code and Telephone No.:

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL, OR OTHER APPROPRIATE TAX FORM, AS APPLICABLE

  SIGNATURE GUARANTEE
  (If required—see Instructions 1 and 6)

Name of Eligible Institution Guaranteeing Signature(s)

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

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  by each registered holder of Old Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

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  for the account of an Eligible Institution. The term "Eligible Institution" means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program, or the New York Stock Exchange Medallion Signature Program. An Eligible Institution includes firms that are members of a registered national securities exchange, members of the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office in the United States, or certain other eligible guarantors.

        In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        2.    Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.    In order for a holder of Old Notes to tender all or any portion of such holder's Old Notes, the Exchange Agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent's Message with respect to such holder, the certificates for all physically tendered Old Notes, or a confirmation of the book-entry transfer of the Old Notes being tendered into the Exchange Agent's account at DTC, and any other required documents, at or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery to the Exchange Agent of this Letter of Transmittal, Old Notes, and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the Exchange Agent, not to the Company or DTC.

        If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and, at or prior to 5:00 p.m., New York City time, on the Expiration Date:

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  certificates representing such Old Notes are not lost but are not immediately available;

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  time will not permit this Letter of Transmittal, certificates representing Old Notes, or other required documents to reach the Exchange Agent; or

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  the procedures for book-entry transfer cannot be completed;

then such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed delivery procedures." Pursuant to the guaranteed delivery procedures:

  •
  at or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from an Eligible Institution, at the address of the Exchange Agent set forth above, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail, or hand delivery) substantially in the form provided by the Company setting forth the name and address of each registered holder of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

  •
  this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC and an Agent's Message) and all other required documents must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

        All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Notes for exchange.

        3.    Inadequate Space.    If the space provided in the boxes entitled "Description of Old Notes Tendered" above is not adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

        4.    Withdrawal of Tenders.    A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

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  be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date;

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  specify the name of the person having tendered the Old Notes to be withdrawn;

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  identify the Old Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Old Notes);

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  specify the principal amount of Old Notes to be withdrawn;

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  where certificates for Old Notes were transmitted, specify the name in which such Old Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

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  if Old Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC;

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  include a statement that such holder is withdrawing his, her, or its election to have such Old Notes exchanged;

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  be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of the person withdrawing the tender; and

  •
  specify the name in which any such Old Notes are to be registered, if different from that of the person tendering the Old Notes.

        The Exchange Agent will return the properly withdrawn Old Notes as soon as reasonably practicable following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

        Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with DTC specified by the holder) as soon as reasonably practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer—How to tender old notes for exchange" in the Prospectus at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date.

        5.    Partial Tenders.    Tenders of Old Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (3) of the box entitled "Description of Old Notes Tendered," as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder's Old Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

        6.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

  •
  If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered for exchange hereby, each signature must correspond exactly with each name as written on the face of each certificate or on a security position listing without alteration, enlargement, or any change whatsoever.

  •
  If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

  •
  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of such persons' authority to so act must be submitted, unless waived by the Company.

  •
  If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder(s) thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  •
  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by each registered holder or be accompanied by a properly completed bond power from each registered holder, in either case signed by each such registered holder exactly as the name of each registered holder of the Old Notes appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  •
  If the Old Notes or the New Notes issued in exchange for the Old Notes are to be issued in the name of a person other than the registered holder(s), this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of such person.

        7.    Transfer Taxes.    Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        8.    Special Issuance and Delivery Instructions.    If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        9.    Irregularities.    All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. Alternative, conditional, or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes will not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person, will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders or beneficial owners of Old Notes for failure to give such notice.

        10.    Waiver of Conditions.    To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer—Conditions to the exchange offer" in the Prospectus, and accept for exchange any Old Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Old Notes.

        11.    Tax Identification Number and Backup Withholding.    Federal income tax law generally requires that a holder of Old Notes whose tendered Old Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the IRS and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the New Notes. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        To prevent backup withholding, each Payee that is a U.S. person must provide the Exchange Agent such Payee's correct TIN by completing the Substitute Form W-9, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

  •
  the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

  •
  the IRS has notified the Payee that such Payee is no longer subject to backup withholding.

        If the Payee does not have a TIN, such Payee should consult the enclosed instructions to the Substitute Form W-9 for information about applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should still complete the Substitute Form W-9 in accordance with the instructions thereto. If such a Payee does not provide his, her, or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee's TIN to the Exchange Agent.

        If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed instructions to the Substitute Form W-9 for information on which TIN to report.

        Certain Payees (including, among others, certain corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee that is a U.S. person must enter such exempt Payee's correct TIN on the Substitute Form W-9, check the "Exempt" box on such form and sign and date the form. See the enclosed instructions to the Substitute Form W-9 for additional information. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent. Exempt Payees that are not U.S. persons should consult a tax advisor to determine which Form W-8 is appropriate.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL (OR, IN THE CASE OF A NON-U.S. PERSON, THE APPLICABLE FORM W-8) MAY RESULT IN BACKUP WITHHOLDING TAX. PLEASE REVIEW THE ACCOMPANYING INSTRUCTIONS TO THE SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        12.    Mutilated, Lost, Stolen, or Destroyed Old Notes.    Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

        13.    Requests for Assistance or Additional Copies.    Requests for assistance with respect to the procedures for tendering or withdrawing tenders of Old Notes or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

        14.    Incorporation of this Letter of Transmittal.    This Letter of Transmittal will be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered by such participant.

        IMPORTANT—This Letter of Transmittal, together with certificates for tendered Old Notes, with any required signature guarantees or an Agent's Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery must be received by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date.

 IMPORTANT TAX INFORMATION

        PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, WE ARE INFORMING YOU THAT (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS LETTER OF TRANSMITTAL OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY HOLDER FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS THAT MAY BE IMPOSED ON THE HOLDER, (B) THIS DISCUSSION WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE PROSPECTUS, AND (C) EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

 TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS

	Name:		Limited Liability Company	☐
enter tax classification
	Address:		(D = disregarded entity,
C = Corporation, P = Partnership)
SUBSTITUTE
Form W-9
Department of the Treasury Internal Revenue Service (IRS)	Check appropriate box:		Corporation	☐
	Individual/Sole Proprietor	☐	Other (specify)	☐
	Partnership	☐	Exempt from Backup Withholding	☐

Request for Taxpayer Identification Number (TIN) and Certification	PART I. Please provide your taxpayer identification number in the space at right. If awaiting TIN, write "Applied For" in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.		SSN: Or EIN:

Part II. For Payees exempt from backup withholding, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" and complete as instructed therein.

Part III. CERTIFICATION Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
IF YOU WROTE "APPLIED FOR" IN PART I
OF THIS SUBSTITUTE FORM W-9 CERTIFICATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28 percent of all payments made to me pursuant to this Offer shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature:	Date:

 GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payor—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account	Give the SOCIAL SECURITY number of:	For this type of account	Give the EMPLOYER IDENTIFICATION number of:
1. An individual	The individual	6. Disregarded entity not owned by an individual	The owner(3)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	The legal entity(4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate or LLC electing corporate status on Form 8832	The corporation
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi- member LLC	The partnership
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee
		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity
		13. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor (5)
		14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name and you may also enter your business or "DBA" name on the second line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

(5)
Grantor also must provide a Form W-9 to trustee of trust.

Note:
If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How To Obtain a TIN

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. These forms can also be obtained from the IRS website (www.irs.gov/formspubs/index.html). Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.

Payees Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on all payments include the following:

  1.
  An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  2.
  The United States or any of its agencies or instrumentalities.

  3.
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  4.
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  5.
  An international organization or any of its agencies or instrumentalities.

        Other payees that may be exempt from backup withholding include:

  6.
  A corporation.

  7.
  A foreign central bank of issue.

  8.
  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

  9.
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  10.
  A real estate investment trust.

  11.
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  12.
  A common trust fund operated by a bank under section 584(a) of the Code.

  13.
  A financial institution.

  14.
  A middleman known in the investment community as a nominee or custodian.

  15.
  A trust exempt from tax under section 664 of the Code or described in section 4947.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441 of the Code.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distributions made by an ESOP.

        The chart below shows two of the types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for ...	THEN the payment is exempt for ...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13; also, a person who regularly acts as a broker and who is registered under the Investment Advisers Act of 1940

        Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME ON THE APPROPRIATE LINE AND CHECK THE APPROPRIATE BOX FOR YOUR STATUS, THEN CHECK THE "EXEMPT PAYEE" BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR. Foreign payees who are not subject to backup withholding should complete the appropriate IRS Form W-8 and return it to the payor.

Privacy Act Notice

        Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

        Payees must provide payors with their taxpayer identification numbers whether or not they are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

  (1)
  Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2)
  Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of U.S. $500.

  (3)
  Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR
THE INTERNAL REVENUE SERVICE.

QuickLinks

  Exhibit 99.1
PLEASE COMPLETE THE FOLLOWING
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION
TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.